Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	18

2. AMENDMENT/MODIFICATION NO. 0006		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS219059	5. PROJECT NO, (If applicable)
6.ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02
US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515			US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP code)			(x)	9A. AMENDMENT OF SOLICITATION NO.
PFENEX, INC 1358378 PFE6NEX INC. 10790 ROSELLE ST 10790 ROSELLE ST SAN DIEGO CA 921211508				9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201500011C
10B. DATED (SEE ITEM 13) 08/14/2015
CODE 1358378	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                 ☐    is extended,                ☐    is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified

12 ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule	Net Increase:	$1,737,505.23
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.243-5 Alternate 1 Changes-Cost-reimbursement and Mutual agreement of the parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    Tax ID Number: 27-1356759

    DUNS Number: 013603710

    1. The purpose of this modification is to add additional funding in the amount of $1,737,505.23 for CLIN 0005.

    Continued . . .

    Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) SUSAN A. KNUDSON CFO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) WENDELL CONYERS
15B. CONTRACTOR/OFFEROR /s/ Susan. A Knudson (Signature of person authorized to sign)	15C. DATE SIGNED 05/10/2018	16B. UNITED STATES OF AMERICA /s/ Wendell Conyers (Signature of Contracting Officer)	16C. DATE SIGNED 05/15/2018

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	HHSO100201500011C/0006	2	18
NAME OF OFFEROR OR CONTRACTOR PFENEX, INC 1358378

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Period of Performance: 08/14/2015 to 8/09/2020

	Change Item 5 to read as follows (amount shown is the obligated amount):

5	Option 4 — MANUFACTURING PROCESS OPTIMIZATION Obligated Amount: $1,737,505.23				1,737,505.23

Accounting info

2017.1992017.25103 Appr. Yr.: 2017 CAN: 1992017 Object Class: 25103

Funded: $2,437,723.00

Accounting Info: Object Class: 25106

2018.1992018.25106 Appr. Yr.: 2018 CAN: 1992018

Funded: $1,737,505.23

Contract No. HHSO100201600009C Modification #06	Continuation Sheet Block 14	Page 3 of 18

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the Government and Contractor mutually agree as follows:

1.	Add an additional funding to CLIN 005 in order to provide necessary funding to Pfenex to [***].

*When submitting an invoice for this work please reference this requisition number: OS219059. These funds must be tracked separate from other funds on CLIN 0005.

2.	Delete and replace ARTICLE B.3. OPTION PRICES due to the request for additional funds for CLIN 0005, Option 4 period of performance:

CLIN	Option	Estimated Period of Parf.	Supplies/ Services	Total Est Cost	Fixed Fee	Total Est. Cost Plus Fixed Fee	Exercised Yes/No
0002	1	08/12/2015- 11/03/2016	[***]	$2,480,823	$148,849	$2,629,672	No
0003	2	11/24/2016- 02/24/2019	[***]	$12,966,402	$777,984	$13,744,386	No
0004	3	05/27/2018- 08/02/2020	[***]	$44,230,173	$2,653,810	$46,883,983	No
0005	4	12/22/2016- 12/31/2019	[***]	$4,037,244	$137,984	$4,175,228	Yes
0006	5	12/22/2016- 09/30/2018	[***]	$2,304,571	$138,274	$2,442,845	Yes
0007	6	01/09/2016- 08/05/2020	[***]	$14,107,610	$846,457	$14,954,067	No
0008	7	11/24/2016- 08/09/2020	[***]	$41,202,354	$2,472,141	$43,674,496	No
0009	8	12/24/2016- 05/13/2017	[***]	$750,622	$45,037	$795,659	No

3.	Delete and replace ARTICLE B.4. LIMITATIONS APPLICABLE to DIRECT COSTS

(b)    Travel Costs

Total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract during the base segment and all options exercised (CLINs 0001, 0005 and 0006) shall not exceed $58,093.00 without the prior written approval of the Contracting Officer. The Contractor shall notify the Contracting Officer in writing when travel expenditures have exceeded 80% of each segment (CLIN) travel expenses. Cost must be consistent with Federal Acquisition Regulations (FAR) 52.247-63 — Preference for U.S. Air Flag carriers (See chart below)

4.	Funding Total Summary: the total funded amount on the contract changed from $20,772,168.00 to $22,509,673.23.

5.	Contract Total Summary (if all options are exercise): the total contract value changed from $143,454,431 to $145,191,936.

6.	Section J (Attachment 1) SOW: Delete and replace the entire SOW: Updated 20 March 2018

Topic Area of Interest No. 1.

Contractual Statement of Work

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) BAA-13-100-SOL-00013.

The Government reserves the right to modify the milestones, progress, schedule, budget, or deliverables to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. The Government reserves the right to change the product, process, schedule, or events to add or delete part or all of these elements as the need arises.

Overall Objectives and Scope

[***]:

Base Period - [***]

Option Period 1— [***]

Option Period 2 — [***]

Option Period 3 — [***]

Option Period 4 — [***]

Option Period 5 — [***]

Option Period 6 — [***]

Option Period 7 — [***]

Option Period 8 — [***]

WBS 1 BASE PERIOD - [***]

[***]

WBS 1.1 Program Management

DURATION: [***]

The Contractor shall provide for the following, as outlined below and in the contract deliverables list (Article F.2), for the base period and all options:

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.